UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS	August 30, 2013* / Unaudited

		Principal Amount	Value
U.S. Government Obligations—2.3%
United States Treasury Bills:
0.083%, 10/31/13[1,2,9]		$1,135,000	$1,134,982
0.083%, 11/7/13[2]		790,000	789,967
Total U.S. Government Obligations (Cost $1,924,788)			1,924,949
Foreign Government Obligations—63.5%
Brazil—14.2%
Federative Republic of Brazil Letra Tesouro Nacional Nts.:
9.132%, 7/1/14[2]	BRL	1,860,000	720,184
9.228%, 1/1/14[2]	BRL	5,530,000	2,248,317
Federative Republic of Brazil Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/14	BRL	1,855,000	777,901
9.762%, 1/1/17	BRL	9,645,000	3,857,293
9.762%, 1/1/18	BRL	2,245,000	883,751
9.762%, 1/1/21	BRL	5,770,000	2,199,140
13.288%, 8/15/50[3]	BRL	550,000	548,684
13.505%, 5/15/45[3]	BRL	590,000	591,995
			11,827,265
Colombia—1.2%
Republic of Colombia Sr. Unsec. Nts.:
Series B, 7.00%, 5/4/22	COP	1,042,000,000	528,569
Series B, 10.00%, 7/24/24	COP	834,000,000	525,575
			1,054,144

1	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Hungary—3.9%
Hungary Unsec. Bonds:
Series 16/D, 5.50%, 12/22/16	HUF	92,000,000	$410,191
Series 17/A, 6.75%, 11/24/17	HUF	101,000,000	462,766
Series 18/A, 5.50%, 12/20/18	HUF	259,000,000	1,123,478
Series 19/A, 6.50%, 6/24/19	HUF	106,000,000	476,223
Series 20/A, 7.50%, 11/12/20	HUF	58,000,000	271,876
Series 23/A, 6.00%, 11/24/23	HUF	115,500,000	486,679
			3,231,213
Malaysia—1.2%
Bank Negara Malaysia Monetary Unsec. Nts.:
Series 0213, 2.975%, 1/9/14[2]	MYR	930,000	280,123
Series 0413, 2.974%, 1/16/14[2]	MYR	1,855,000	558,414
Series 2513, 2.953%, 12/5/13[2]	MYR	465,000	140,481
			979,018
Mexico—17.0%
United Mexican States Treasury Bills:
3.804%, 11/14/13[2]	MXN	4,400,000	326,643
3.807%, 10/3/13[2]	MXN	4,300,000	320,670
3.822%, 9/19/13[2]	MXN	5,200,000	388,363
3.823%, 9/5/13[2]	MXN	7,200,000	538,537
3.952%, 12/11/13[2]	MXN	40,000,000	2,960,796

2	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Mexico Continued
3.982%, 11/7/13[2]	MXN	10,000,000	$742,130
3.99%, 2/6/14[2]	MXN	10,000,000	735,469
3.993%, 1/23/14[2]	MXN	10,000,000	736,629
United Mexican States Unsec. Bonds:
Series M, 5.00%, 6/15/17	MXN	8,600,000	641,726
Series M, 6.50%, 6/9/22	MXN	17,400,000	1,321,853
Series M, 7.00%, 6/19/14	MXN	4,650,000	357,659
Series M, 8.00%, 12/19/13	MXN	38,500,000	2,919,202
Series M20, 7.50%, 6/3/27	MXN	10,800,000	867,728
Series M20, 8.50%, 5/31/29	MXN	8,470,000	727,224
Series M30, 8.50%, 11/18/38	MXN	7,200,000	605,405
			14,190,034
Nigeria—1.2%
Federal Republic of Nigeria Treasury Bills:
11.235%, 1/23/14[2]	NGN	13,000,000	75,995
11.835%, 10/24/13[2]	NGN	4,000,000	24,104
11.851%, 10/10/13[2]	NGN	3,000,000	18,124
13.436%, 9/5/13[2]	NGN	19,000,000	116,048
13.779%, 9/26/13[2]	NGN	22,000,000	133,553

3	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Nigeria Continued
Federal Republic of Nigeria Unsec. Bonds:
7.00%, 10/23/19	NGN	36,000,000	$162,270
16.00%, 6/29/19	NGN	38,000,000	255,962
16.39%, 1/27/22	NGN	41,000,000	287,063
			1,073,119
Peru—1.3%
Republic of Peru Sr. Unsec. Nts.:
7.84%, 8/12/20[4]	PEN	1,330,000	532,407
8.20%, 8/12/26[4]	PEN	1,420,000	603,002
			1,135,409
Poland—0.8%
Republic of Poland Unsec. Bonds, 5.75%, 4/25/29	PLN	1,975,000	678,101
Russia—8.4%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[4]	RUB	9,100,000	272,952
Russian Federation Sr. Unsec. Bonds, 7%, Series 6211, 1/25/23	RUB	73,100,000	2,112,058
Russian Federation Unsec. Bonds:
Series 6204, 7.50%, 3/15/18	RUB	28,800,000	889,542
Series 6205, 7.60%, 4/14/21	RUB	40,800,000	1,249,785
Series 6208, 7.50%, 2/27/19	RUB	38,100,000	1,170,506
Series 6209, 7.60%, 7/20/22	RUB	29,300,000	888,731
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.55%, 9/17/32[5]	RUB	5,400,000	164,927
Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[5]	RUB	9,000,000	271,640
			7,020,141

4	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Serbia—0.2%
Republic of Serbia Treasury Bills, 10.004%, 6/12/14[2]	RSD	18,000,000	$192,976
South Africa—5.6%
Republic of South Africa Sr. Unsec. Bonds:
Series R207, 7.25%, 1/15/20	ZAR	19,140,000	1,807,889
Series R208, 6.75%, 3/31/21	ZAR	20,470,000	1,858,803
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	5,040,000	475,684
Series R213, 7.00%, 2/28/31	ZAR	6,447,000	519,254
			4,661,630
Thailand—2.7%
Kingdom of Thailand Sr. Unsec. Bonds:
3.58%, 12/17/27	THB	30,500,000	867,216
3.625%, 6/16/23	THB	29,900,000	881,860
3.65%, 12/17/21	THB	19,200,000	577,539
			2,326,615
Turkey—5.8%
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[3]	TRY	260,000	169,422
6.30%, 2/14/18	TRY	1,825,000	788,633
7.10%, 3/8/23	TRY	620,000	253,930
8.50%, 9/14/22	TRY	1,290,000	577,376
9.00%, 3/5/14	TRY	1,960,000	967,142

5	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Turkey Continued
9.00%, 3/8/17	TRY	3,015,000	$1,445,573
9.50%, 1/12/22	TRY	1,350,000	643,299
			4,845,375
Total Foreign Government Obligations (Cost $59,136,831)			53,215,040
Corporate Bonds and Notes—32.9%
Consumer Discretionary—0.3%
Household Durables—0.1%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[4]		70,000	57,575
Media—0.2%
Globo Comunicacao e Participacoes SA, 5.307% Sr. Unsec. Nts., 5/11/22[4]		85,000	83,300
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[4]		115,000	117,737
			201,037
Consumer Staples—0.3%
Food Products—0.3%
BFF International Ltd., 7.25% Sr. Unsec. Nts., 1/28/20[4]		35,000	38,500
BRF SA, 5.875% Sr. Unsec. Nts., 6/6/22[4]		95,000	94,525
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[4]		180,000	159,750
			292,775
Energy—8.9%
Energy Equipment & Services—0.8%
Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[4]	BRL	485,000	474,088
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[4]		160,000	146,000
			620,088

6	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels—8.1%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]		$280,000	$300,300
Ecopetrol SA, 7.625% Sr. Unsec. Nts., 7/23/19		55,000	63,250
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[4]		1,340,000	1,249,550
7.288% Sr. Unsec. Nts., 8/16/37[4]		595,000	615,825
8.146% Sr. Unsec. Nts., 4/11/18[4]		755,000	873,308
8.625% Sr. Unsec. Nts., 4/28/34[4]		545,000	634,925
9.25% Sr. Unsec. Nts., 4/23/19[4]		885,000	1,062,000
Lukoil International Finance BV:
4.563% Sr. Unsec. Unsub. Nts., 4/24/23[4]		130,000	117,650
7.25% Sr. Unsec. Nts., 11/5/19[4]		225,000	252,281
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[4]		665,000	591,850
7.75% Sr. Unsec. Nts., 2/21/17[4]	RUB	4,270,000	126,600
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[4]		48,100	47,378
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[4]		145,000	129,050
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Nts., 9/25/22[4]		500,480	466,698

7	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[4]		$ 185,000	$175,288
Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[4]		60,200	61,705
			6,767,658
Financials—9.9%
Commercial Banks—9.0%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[4]	TRY	880,000	379,452
Alfa Bank OJSC Via Alfa Bond Issuance plc, 7.875% Sr. Unsec. Nts., 9/25/17[4]		125,000	137,531
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[6]	BRL	145,000	55,303
Banco BMG SA:
8.875% Sub. Nts., 8/5/20[4]		200,000	177,000
9.15% Sr. Unsec. Nts., 1/15/16[4]		36,000	36,900
9.95% Sub. Nts., 11/5/19[4]		160,000	151,200
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[4,5,7]		525,000	551,250
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[4]		385,000	381,150
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[4]	BRL	370,000	140,342
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[4]		255,000	232,050
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		315,000	281,925
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[4]		270,000	254,475
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[4]		200,000	172,500
DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[4]		145,000	137,025
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[4]		380,000	334,400

8	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Commercial Banks Continued
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[4,5]		$120,000	$109,800
Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[4]		285,000	264,338
5.40% Sr. Unsec. Nts., 3/24/17		190,000	201,438
6.125% Sr. Unsec. Nts., 2/7/22[4]		650,000	666,250
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[4]		280,000	273,000
Turkiye Is Bankasi:
3.875% Sr. Unsec. Nts., 11/7/17[4]		115,000	106,375
5.097% Unsec. Nts., 11/6/13[2]	TRY	500,000	241,362
6.00% Sub. Nts., 10/24/22[4]		280,000	249,900
7.293% Unsec. Nts., 10/9/13[2]	TRY	465,000	226,102
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[4]		80,000	66,200
Turkiye Vakiflar Bankasi Tao, 3.75% Sr. Unsec. Nts., 4/15/18[4]		460,000	415,150
VTB Bank OJSC Via VTB Capital SA:
6.315% Sr. Unsec. Nts., 2/22/18[4]		145,000	152,975
6.465% Sr. Unsec. Nts., 3/4/15[4]		180,000	190,575
6.875% Sr. Unsec. Nts., 5/29/18[4]		280,000	299,264
Yapi ve Kredi Bankasi AS:
5.50% Unsec. Sub. Nts., 12/6/22[4]		280,000	233,800
6.75% Sr. Unsec. Nts., 2/8/17[4]		300,000	307,875
			7,426,907

9	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Diversified Financial Services—0.7%
Autopistas del Nordeste Cayman Ltd., 9.39% Unsec. Nts., 4/15/24[6]		$111,263	$109,027
Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[4]		350,000	305,900
5.75% Sub. Nts., 9/28/22[4]		140,000	121,520
Stanbic IBTC Holding Co., 12.382%, 9/24/13	NGN	14,000,000	85,127
			621,574
Real Estate Management & Development—0.2%
BR Malls International Finance Ltd., 8.50% Perpetual Bonds[4,7]		115,000	113,706
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[4]		125,000	115,625
			229,331
Industrials—1.1%
Aerospace & Defense—0.3%
Embraer SA, 5.15% Sr. Unsec. Nts., 6/15/22		265,000	264,337
Construction & Engineering—0.2%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[4]		110,000	102,025
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[4]		110,000	106,975
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[4]	BRL	110,000	41,289
			250,289
Industrial Conglomerates—0.4%
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[4]		445,000	370,463

10	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Road & Rail—0.2%
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[4]	MXN	2,300,000	$152,367
Materials—4.0%
Chemicals—0.8%
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[4]		200,000	182,000
5.75% Sr. Unsec. Nts., 4/15/21[4]		200,000	188,750
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[4]		320,000	302,400
			673,150
Construction Materials—1.1%
Cemex Espana Luxembourg:
9.25% Sr. Sec. Nts., 5/12/20[4]		195,000	204,750
9.875% Sr. Sec. Nts., 4/30/19[4]		275,000	299,062
Cemex Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[4]		310,000	326,275
Cemex SAB de CV, 6.50% Sec. Nts., 12/10/19[4]		130,000	126,425
			956,512
Metals & Mining—2.1%
ALROSA Finance SA, 7.75% Nts., 11/3/20[4]		425,000	464,567
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[4]		55,000	53,350
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[4]		150,000	148,875
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[4]		200,000	180,750

11	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Metals & Mining Continued
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[4]		$75,000	$71,250
Gerdau Trade, Inc., 4.75% Sr. Unsec. Nts., 4/15/23[4]		245,000	215,845
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[4]		150,000	141,000
Mexico Generadora de Energia S de RL 5.50% Sr. Sec. Nts., 12/6/32[4]		215,000	198,338
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[4]		145,000	122,163
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[4]		100,000	96,250
			1,692,388
Telecommunication Services—5.3%
Diversified Telecommunication Services—1.3%
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[4]		130,000	115,375
Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[4]	BRL	360,000	132,023
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[4]		230,000	203,621
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[4]		760,000	681,340
			1,132,359
Wireless Telecommunication Services—4.0%
America Movil SAB de CV, 6.45% Sr. Unsec. Nts., 12/5/22	MXN	3,600,000	252,785
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[4]		55,000	58,575
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[4]		185,000	178,988
Millicom International Cellular SA, 4.75% Sr. Unsec. Nts., 5/22/20[4]		100,000	94,875

12	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Wireless Telecommunication Services Continued
MTS International Funding Ltd.:
5.00% Sr. Unsec. Nts., 5/30/23[4]		$150,000	$134,250
8.625% Sr. Unsec. Nts., 6/22/20[4]		240,000	277,800
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC:
7.748% Sr. Unsec. Nts., 2/2/21[4]		270,000	279,450
9.125% Sr. Unsec. Nts., 4/30/18[4]		485,000	557,144
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[4]		240,000	215,849
7.504% Sr. Unsec. Nts., 3/1/22[4]		555,000	561,937
9.00% Sr. Unsec. Nts., 2/13/18[4]	RUB	11,200,000	337,369
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[5]	RUB	8,000,000	244,024
Wind Acquisition Finance SA, 11.75% Sec. Nts., 7/15/17[4]		55,000	57,750
			3,250,796
Utilities—3.1%
Electric Utilities—1.9%
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[4]	COP	215,475,000	116,047
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[4]		270,000	287,505
7.25% Sr. Sec. Nts., 1/15/19[4]		1,085,000	1,157,977
9.375% Sr. Sec. Nts., 1/28/20[4]		100,000	117,975
			1,679,504

13	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

		Principal Amount	Value
Energy Traders—0.5%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[4]		$405,000	$430,503
Gas Utilities—0.7%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[4]		270,000	275,400
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[4]		155,000	141,050
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[4]		145,000	145,725
			562,175
Total Corporate Bonds and Notes (Cost $29,813,711)			27,631,788

Structured Securities—0.3%
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	COP	143,000,000	90,117
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[4]	COP	200,000,000	126,037
Total Structured Securities (Cost $237,068)			216,154

	Contracts	Exercise Price	Expiration Date
Over-the-Counter Options Purchased—0.0%
New Turkish Lira (TRY) Call[8]	875,000	1USD per 1.905TRY	10/9/13	588
Mexican Nuevo Peso (MXN) Call[8]	11,600,000	1USD per 12.720MXN	10/11/13	3,318

14	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

	Contracts	Exercise Price	Expiration Date	Value
Over-the-Counter Options Purchased Continued
Mexican Nuevo Peso (MXN) Call[8]	11,500,000	1USD per 12.650MXN	10/15/13	$2,955
Mexican Nuevo Peso (MXN) Call[8]	16,850,000	1USD per 12.425MXN	10/18/13	2,275
Mexican Nuevo Peso (MXN) Call[8]	16,850,000	1USD per 12.425MXN	10/18/13	2,275
New Turkish Lira (TRY) Call[8]	855,000	1USD per 1.887TRY	10/22/13	630
Chilean Peso (CLP) Call[8]	226,000,000	1USD per 509.200CLP	9/10/13	2,712
South African Rand (ZAR) Call[8]	16,600,000	1USD per 9.985ZAR	11/29/13	24,983
Total Over-the-Counter Options Purchased (Cost $107,945)				39,736

15	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

	Swaption Expiration Date	Notional Amount	Value
Over-the-Counter Swaption Purchased—0.0%
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.014%; Termination Date: 10/11/17[8] (Cost $6,600)	10/9/13	$2,000,000	$1,006
Total Investments, at Value (Cost $91,226,943)		99.0%	83,028,673
Assets in Excess of Other Liabilities		1.0	824,124

Net Assets		100.0%	$83,852,797

Footnotes to Statement of Investments

* August 30, 2013 represents the last business day of the funds quarterly period. See accompanying Notes.

Principal amount and strike price are reported in U.S. Dollars, excepted for those denoted in the following currencies:

BRL	Brazilian Real
COP	Colombian Peso
HUF	Hungarian Forint
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
PEN	Peruvian New Sol
PLN	Polish Zloty
RSD	Serbian Dinar
RUB	Russian Ruble
THB	Thailand Bhat
TRY	New Turkish Lira
ZAR	South African Rand

16	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

1. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $189,997. See accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,141,506 or 32.37% of the Fund’s net assets as of August 30, 2013.

5. Represents the current interest rate for a variable or increasing rate security.

17	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

6. Restricted security. The aggregate value of restricted securities as of August 30, 2013 was $164,330, which represents 0.20% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Autopistas del Nordeste Cayman Ltd., 9.39% Unsec. Nts., 4/15/24	1/10/12	$94,694	$109,027	$14,333
Banco ABC Brasil SA, 8.50%, Sr. Unsec. Nts., 3/28/16	3/22/13	72,130	55,303	(16,827)

		$166,824	$164,330	$(2,494)

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8. Non-income producing security.

9. All or a portion of the security position is held in segregated accounts to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $549,991. See accompanying Notes.

18	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 30, 2013 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of August 30, 2013. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions	Shares August 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	1,903,985	21,450,994	23,354,979	—

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$ —	$233

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Russia	$ 18,422,479	22.2%
Brazil	17,397,647	21.0
Mexico	16,295,309	19.8
Turkey	7,773,847	9.5
South Africa	4,804,350	5.7
Hungary	3,231,213	4.0
Colombia	2,826,345	3.3
Thailand	2,326,615	2.8

19	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Geographic Holdings	Value	Percent
United States	$1,925,955	2.3%
Israel	1,563,457	1.8
Peru	1,530,934	1.8
Nigeria	1,158,246	1.3
Malaysia	979,018	1.2
Chile	809,336	0.9
Poland	678,101	0.8
Ukraine	368,025	0.5
Jamaica	237,563	0.3
Serbia	192,976	0.2
China	115,625	0.1
India	109,800	0.1
Dominican Republic	109,027	0.1
Kazakhstan	61,705	0.1
Italy	57,750	0.1
Australia	53,350	0.1

Total	$83,028,673	100.0%

Foreign Currency Exchange Contracts as of August 30, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Brazilian Real (BRL)	Sell	2,610	BRL	9/4/13-1/3/14	$1,072,103	$48,937	$6,514
Brazilian Real (BRL)	Buy	620	BRL	9/4/13	259,855	—	1,473
Chilean Peso (CLP)	Sell	18,000	CLP	10/30/13	34,974	—	443
Colombian Peso (COP)	Sell	2,046,000	COP	9/26/13	1,056,321	8,175	439
Colombian Peso (COP)	Buy	200,000	COP	9/26/13	103,257	1,268	—
Hungarian Forint (HUF)	Sell	99,000	HUF	9/16/13	433,941	9,051	—

20	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America Continued
Hungarian Forint (HUF)	Buy	508,000	HUF	9/16/13	$2,226,690	$1,605	$26,330
Malaysian Ringgit (MYR)	Sell	380	MYR	9/30/13	114,703	—	1,151
Mexican Peso (MXN)	Sell	49,260	MXN	9/19/13-6/19/14	3,653,150	180,726	—
Peruvian Sol (PEN)	Sell	3,160	PEN	9/30/13-10/29/13	1,117,542	67,979	—
Peruvian Sol (PEN)	Buy	2,430	PEN	9/30/13	860,688	2,427	8,593
South African Rand (ZAR)	Sell	13,220	ZAR	10/7/13	1,279,344	45,719	—
South African Rand (ZAR)	Buy	16,210	ZAR	10/7/13	1,568,696	—	55,197
Thailand Baht (THB)	Sell	14,000	THB	11/20/13	433,025	9,962	—
Thailand Baht (THB)	Buy	9,000	THB	11/20/13	278,373	—	11,202
Turkish Lira (TRY)	Sell	90	TRY	9/3/13	44,145	3,302	—
Turkish Lira (TRY)	Buy	330	TRY	9/3/13	161,864	—	8,421

						379,151	119,763
Barclays Bank plc:
Hungarian Forint (HUF)	Buy	650,000	HUF	9/16/13	2,849,111	2,521	38,685
Russian Ruble (RUB)	Buy	218,200	RUB	9/10/13	6,536,869	—	127,567

21	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank plc Continued
South African Rand (ZAR)	Buy	22,800	ZAR	10/7/13-11/15/13	$2,206,278	$16	$52,083
Turkish Lira (TRY)	Buy	595	TRY	9/3/13	291,846	—	682

						2,537	219,017
Barclays Capital:
Brazilian Real (BRL)	Sell	2,200	BRL	1/3/14	897,963	64,357	—
Euro (EUR)	Sell	280	EUR	9/16/13	370,075	—	6,358
Hungarian Forint (HUF)	Sell	167,000	HUF	9/16/13	732,002	15,268	—
Malaysian Ringgit (MYR)	Sell	285	MYR	9/30/13	86,027	—	864
Russian Ruble (RUB)	Sell	85,300	RUB	9/10/13-9/16/13	2,554,634	8,151	2,269
South African Rand (ZAR)	Sell	37,775	ZAR	10/7/13-11/15/13	3,637,906	326,092	—
Turkish Lira (TRY)	Sell	3,385	TRY	9/3/13-12/3/13	1,654,943	34,755	533

						448,623	10,024
BNP Paribas:
Mexican Peso (MXN)	Sell	10,000	MXN	1/23/14	739,297	41,519	—
Turkish Lira (TRY)	Sell	1,790	TRY	9/3/13	877,989	49,067	—

						90,586	—

22	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Citigroup:
Chilean Peso (CLP)	Sell	92,000	CLP	9/12/13	$179,956	$—	$1,817
Chilean Peso (CLP)	Buy	14,000	CLP	10/30/13	27,202	191	—
Colombian Peso (COP)	Sell	43,000	COP	9/26/13	22,200	1,043	—
Colombian Peso (COP)	Buy	1,070,000	COP	9/26/13	552,426	—	13,093
Euro (EUR)	Sell	60	EUR	9/16/13	79,302	866	—
Hungarian Forint (HUF)	Sell	640,000	HUF	9/16/13	2,805,278	20,486	9,451
Hungarian Forint (HUF)	Buy	288,000	HUF	9/16/13	1,262,375	—	15,179
Mexican Peso (MXN)	Sell	21,900	MXN	11/6/13-12/19/13	1,625,229	15,818	—
Mexican Peso (MXN)	Buy	300	MXN	11/6/13	22,326	—	625
Peruvian Sol (PEN)	Buy	140	PEN	9/30/13	49,587	—	283
South African Rand (ZAR)	Sell	860	ZAR	11/15/13	82,713	253	—

23	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Citigroup Continued
Thailand Baht (THB)	Buy	41,000	THB	11/20/13	$1,268,145	$—	$32,495
Turkish Lira (TRY)	Sell	130	TRY	9/3/13	63,765	5,258	—
Turkish Lira (TRY)	Buy	2,775	TRY	9/3/13	1,361,128	—	71,086

						43,915	144,029
Credit Suisse:
Polish Zloty (PLN)	Buy	16,470	PLN	11/26/13	5,070,362	—	77,604
Russian Ruble (RUB)	Sell	50,900	RUB	9/10/13	1,524,870	14,220	—
Russian Ruble (RUB)	Buy	100	RUB	9/10/13	2,996	—	15

						14,220	77,619
Deutsche Bank Securities, Inc.:
Hungarian Forint (HUF)	Sell	279,000	HUF	9/16/13	1,222,926	12,060	3,432
Hungarian Forint (HUF)	Buy	31,000	HUF	9/16/13	135,881	—	1,340
Peruvian Sol (PEN)	Sell	1,160	PEN	9/30/13-10/29/13	409,881	3,408	221
Peruvian Sol (PEN)	Buy	420	PEN	9/30/13	148,761	—	3,651
Turkish Lira (TRY)	Sell	270	TRY	9/3/13	132,434	9,625	—

						25,093	8,644

24	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.:
Brazilian Real (BRL)	Sell	14,690	BRL	9/4/13-7/2/14	$6,107,709	$97,272	$41,266
Brazilian Real (BRL)	Buy	10.220	BRL	9/4/13	4,283,409	3,877	80,460
Chilean Peso (CLP)	Buy	53,000	CLP	10/30/13	102,978	681	—
Colombian Peso (COP)	Buy	1,551,000	COP	9/26/13	800,759	1,992	13,615
Euro (EUR)	Sell	65	EUR	9/16/13	85,910	924	—
Turkish Lira (TRY)	Buy	5,550	TRY	9/3/13	2,722,0256	—	153,212

						104,746	288,553

25	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
HSB Bank USA NA:
Malaysian Ringgit (MYR)	Sell	13,545	MYR	9/25/13	$4,092,553	$73,857	$—
Malaysian Ringgit (MYR)	Buy	6,545	MYR	9/25/13	1,977,539	—	62,188
Turkish Lira (TRY)	Sell	1,960	TRY	3/5/14	924,600	28,707	—
						102,564	62,188
JP Morgan Chase:
Brazilian Real (BRL)	Sell	3,050	BRL	9/4/13	1,278,317	78,867	—
Brazilian Real (BRL)	Buy	3,050	BRL	9/4/13	1,278,317	—	51,282
Colombian Peso (COP)	Sell	1,163,000	COP	10/7/13	599,826	30,355	—
Colombian Peso (COP)	Buy	1,196,000	COP	10/7/13	616,847	789	6,649
Hungarian Forint (HUF)	Buy	130,000	HUF	9/16/13	569,823	1,366	2,353
Malaysian Ringgit (MYR)	Buy	6,475	MYR	9/25/13	1,956,388	—	34,327
Russian Ruble (RUB)	Sell	57,200	RUB	9/10/13-10/3/13	1,712,809	9,642	898
Russian Ruble (RUB)	Buy	102,000	RUB	9/10/13	3,055,731	—	40,846
Thailand Baht (THB)	Sell	10,400	THB	5/8/14	319,042	24,533	—

26	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
JP Morgan Chase Continued
Thailand Baht (THB)	Buy	500	THB	11/20/13	$15,465	$—	$174
Turkish Lira (TRY)	Sell	3,235	TRY	9/3/13-11/6/13	1,582,100	43,680	—
						189,232	136,529
Morgan Stanley & Co., Inc.:
Brazilian Real (BRL)	Sell	1,240	BRL	7/2/14	486,371	50,193	—
Mexican Peso (MXN)	Sell	126,100	MXN	9/5/13-12/11/13	9,374,233	234,370	—
Mexican Peso (MXN)	Buy	132,290	MXN	11/6/13-12/11/13	9,840,772	—	617,104
Peruvian Sol (PEN)	Buy	1,130	PEN	10/29/13	398,777	—	9,903
Russian Ruble (RUB)	Sell	86,800	RUB	9/10/13	2,600,367	1,551	—
South African Rand (ZAR)	Buy	10,680	ZAR	10/7/13	1,033,540	—	4,126
Turkish Lira (TRY)	Sell	1,910	TRY	9/3/13	936,849	22,647	—
						308,761	631,133

27	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Nomura Securities:
Malaysian Ringgit (MYR)	Sell	1,055	MYR	11/25/13	$317,200	$—	$786
Malaysian Ringgit (MYR)	Buy	14,130	MYR	11/25/13	4,248,372	—	151,852
Thailand Baht (THB)	Sell	23,000	THB	9/23/13-11/20/13	712,410	11,646	979
Thailand Baht (THB)	Buy	39,400	THB	11/20/13	1,218,657	—	45,741
						11,646	199,358
RBS Greenwich Capital:
Hungarian Forint (HUF)	Sell	70,000	HUF	9/16/13	306,827	—	3,835
Korean Won (KRW)	Sell	1,287,000	KRW	11/12/13	1,154,441	—	10,436
Korean Won (KRW)	Buy	4,459,000	KRW	11/12/13	3,999,731	—	4,515
Polish Zloty (PLN)	Buy	4,970	PLN	11/26/13	1,530,036	—	25,673
South African Rand (ZAR)	Sell	6,850	ZAR	10/7/13	662,898	61,671	—

28	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
RBS Greenwich Capital Continued
South African Rand (ZAR)	Buy	14,270	ZAR	10/7/13	$1,380,956	$—	$53,479

						61,671	97,938

Total unrealized appreciation and depreciation						$1,782,745	$1,994,795

Futures Contracts as of August 30, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Depreciation
U.S. Treasury Long Bonds	Sell	7	12/19/13	$923,344	$10,508
U.S. Treasury Nts., 5 yr.	Sell	59	12/31/13	7,061,102	21,349
U.S. Treasury Nts., 10 yr.	Sell	10	12/19/13	1,242,812	6,417

					$38,274

29	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Over-the-Counter Written Options as of August 30, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation (Depreciation)
Chilean Peso (CLP)	Put	234,000,000	1USD per 526.000CLP	9/10/13	$2,447	$(468)	$1,979
Chilean Peso (CLP)	Call	222,000,000	1USD per 500.000CLP	9/10/13	1,065	(444)	621
Mexican Nuevo Peso (MXN)	Put	18,050,000	1USD per 13.310MXN	10/18/13	14,002	(36,623)	(22,621)
Mexican Nuevo Peso (MXN)	Put	18,000,000	1USD per 13.310MXN	10/18/13	13,645	(36,522)	(22,877)
Mexican Nuevo Peso (MXN)	Put	12,500,000	1USD per 13.720MXN	10/11/13	9,913	(12,188)	(2,275)
Mexican Nuevo Peso (MXN)	Put	12,300,000	1USD per 13.500MXN	10/15/13	9,840	(18,081)	(8,241)
New Turkish Lira (TRY)[1]	Put	970,000	1USD per 2.115TRY	10/9/13	3,950	(5,298)	(1,348)
New Turkish Lira (TRY)	Put	930,000	1USD per 2.058TRY	10/22/13	3,422	(8,922)	(5,500)
South African Rand (ZAR)	Put	18,800,000	1USD per 11.330ZAR	11/29/13	21,604	(18,819)	2,785

					$79,888	$(137,365)	$(57,477)

1. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 2.1645TRY per 1USD.

30	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Interest Rate Swap Contracts as of August 30, 2013 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Goldman Sachs International	3,600	BRL	BZDI	9.950%	1/2/15	$(5,094)
MXN TIIE BANXICO:
Credit Suisse International	900	MXN	5.780%	MXN TIIE BANXICO	1/6/23	5,688

Total where Fund pays a fixed rate	900	MXN				5,688
Barclays Bank plc	7,800	MXN	MXN TIIE BANXICO	8.255	8/10/23	(5,942)
Credit Suisse International	600	MXN	MXN TIIE BANXICO	6.640	12/24/32	(5,913)
HSBC Bank USA	8,100	MXN	MXN TIIE BANXICO	7.775	7/28/23	(14,903)
JPMorgan Chase Bank NA	9,100	MXN	MXN TIIE BANXICO	7.670	8/1/23	(18,925)

31	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
MXN TIIE BANXICO Continued
Morgan Stanley & Co. International Plc	7,700	MXN	MXN TIIE BANXICO	7.940%	8/2/23	$(11,310)

Total where Fund pays a floating rate	33,300	MXN				(56,933)

Total	34,200	MXN				(51,305)
Three-Month CAD BA CDOR
Bank of America NA	6,100	CAD	Three-Month CAD BA CDOR	2.320	1/16/23	(320,649)
Three-Month USD BBA LIBOR
Bank of America NA	5,800		1.858%	Three-Month USD BBA LIBOR	1/18/23	504,241
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	8,000	ZAR	Three-Month ZAR JIBAR SAFEX	6.980	6/20/15	147
Goldman Sachs International	10,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.210	8/27/15	545

32	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month ZAR JIBAR SAFEX Continued
Goldman Sachs International	24,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.850%	6/25/16	$ (2,499)
Goldman Sachs International	26,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.638	8/3/16	(9,404)
Goldman Sachs International	8,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.950	6/22/16	(207)
Goldman Sachs International	12,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.000	6/20/15	435
JPMorgan Chase Bank NA	16,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.460	6/19/16	(6,644)
JPMorgan Chase Bank NA	10,000	ZAR	Three-Month ZAR JIBAR SAFEX	8.200	8/27/16	329

33	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month ZAR JIBAR SAFEX Continued
JPMorgan Chase Bank NA	12,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.920%	6/20/16	$(259)
JPMorgan Chase Bank NA	42,000	ZAR	Three-Month ZAR JIBAR SAFEX	6.450	7/2/15	(19,635)

Total	168,000	ZAR				(37,192)

			Total Interest Rate Swaps			$90,001

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
BRL	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Nuevo Peso
ZAR	South African Rand
Abbreviations/Definitions are as follows:
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange
TIIE	Interbank Equilibrium Interest Rate

34	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS	Unaudited / Continued

Over-the-Counter Interest Rate Written Swaption Contracts as of August 30, 2013 are as follows:

Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amont (000’s)	Expiration Date	Premium Received	Value	Unrealized Depreciation

Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.4025%; Termination Date: 12/18/18	Interest Rate Swap; Pay Floating	$9,400	12/16/13	$62,980	($162,378)	$99,398

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

35	OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS	Unaudited

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and

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amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale

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Securities Valuation (Continued)

price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

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Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

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Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

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Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as

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Securities Valuation (Continued)

determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

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Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

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Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of August 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Obligation	$—	$1,924,949	$—	$1,924,949

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Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value Continued
Foreign Government Obligation	$—	$53,215,040	$—	$53,215,040
Corporate Bonds and Notes	—	27,631,788	—	27,631,788
Structured Securities	—	216,154	—	216,154
Over-the-Counter Option Purchased	—	39,736	—	39,736
Over-the-Counter Swaption Purchased	—	1,006	—	1,006
Total Investments, at Value	—	83,028,673	—	83,028,673
Other Financial Instruments:
Foreign currency exchange contracts	—	1,782,745	—	1,782,745
Swaps, at value	—	511,385	—	511,385
Variation margin receivable	1,398	—	—	1,398
Total Assets	$1,398	$85,322,803	$—	$85,324,201
Liabilities Table
Other Financial Instruments:
Swaptions written, at value	$—	$(162,378)	$—	$(162,378)
Foreign currency exchange contracts	—	(1,994,795)	—	(1,994,795)

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Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments Continued
Variation margin payable	(1,531)	—	—	(1,531)
Options written, at value	—	(137,365)	—	(137,365)
Swaps, at value	—	(421,384)	—	(421,384)
Total Liabilities	$(1,531)	$(2,715,922)	$—	$(2,717,453)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency

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Risk Exposures and the Use of Derivative Instruments (Continued)

exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

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Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

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Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses

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Risk Exposures and the Use of Derivative Instruments (Continued)

for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

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Risk Exposures and the Use of Derivative Instruments (Continued)

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future

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Risk Exposures and the Use of Derivative Instruments (Continued)

at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 30, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $110,247,851 and $86,628,074, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future

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Risk Exposures and the Use of Derivative Instruments (Continued)

date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to

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Risk Exposures and the Use of Derivative Instruments (Continued)

market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended August 30, 2013, the Fund had an ending monthly average market value of $13,052,440 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

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Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 30, 2013, the Fund had an ending monthly average market value of $68,640 and $17,817 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a

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Risk Exposures and the Use of Derivative Instruments (Continued)

premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 30, 2013, the Fund had an ending monthly average market value of $17,121 and $72,001 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

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Risk Exposures and the Use of Derivative Instruments (Continued)

Written option activity for the period ended August 30, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2013	37,900,000	$9,878	41,900,000	$17,404
Options written	335,100,000	60,427	380,450,000	140,745
Options closed or expired	(151,000,000)	(69,240)	(106,800,000)	(79,326)

Options outstanding as of August 30, 2013	222,000,000	$1,065	315,550,000	$78,823

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately

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Risk Exposures and the Use of Derivative Instruments (Continued)

negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

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Risk Exposures and the Use of Derivative Instruments (Continued)

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk.

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Risk Exposures and the Use of Derivative Instruments (Continued)

Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended August 30, 2013, the Fund had ending monthly average notional amounts of $6,195,577 and $18,556,968 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

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Risk Exposures and the Use of Derivative Instruments (Continued)

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount

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NOTES TO STATEMENT OF INVESTMENTS	Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase

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NOTES TO STATEMENT OF INVESTMENTS	Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the period ended August 30, 2013, the Fund had an ending monthly average market value of $152,405 and $192,335 on purchased and written swaptions, respectively.

Written swaption activity for the period ended August 30, 2013 was as follows:

	Call Swaptions
	Number of Contracts	Amount of Premiums
Swaptoins outstanding as of May 31, 2013	17,600,000	$198,794
Swaptions written	21,200,000	119,030
Swaptions closed or expired	(29,400,000)	(254,844)

Swaptions outstanding as of August 30, 2013	9,400,000	$62,980

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NOTES TO STATEMENT OF INVESTMENTS	Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and

Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for

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NOTES TO STATEMENT OF INVESTMENTS	Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 30, 2013, the Fund has required certain counterparties to post collateral of $5,005,174.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to

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NOTES TO STATEMENT OF INVESTMENTS	Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for

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NOTES TO STATEMENT OF INVESTMENTS	Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded

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NOTES TO STATEMENT OF INVESTMENTS	Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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NOTES TO STATEMENT OF INVESTMENTS	Unaudited / (Continued)

Restricted Securities

As of August 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

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NOTES TO STATEMENT OF INVESTMENTS	Unaudited / (Continued)

Federal Taxes (Continued)

Federal tax cost of securities	$91,456,714
Federal tax cost of other investments	(9,331,852)

Total federal tax cost	$82,124,862

Gross unrealized appreciation	$1,585,345
Gross unrealized depreciation	(10,118,534)

Net unrealized depreciation	$(8,533,189)

72	OPPENHEIMER EMERGING MARKETS DEBT FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/14/2013